Short-Term Loan	12 Months Ended
Dec. 31, 2025
Short-Term Loan [Abstract]
SHORT-TERM LOAN

NOTE 9 — SHORT-TERM LOAN

During September 2021, Nanox Korea entered into a 3 year Loan agreement with a Korean Bank, according to which the Bank granted the Company a loan in the amount of $3.8 million. During September 2024, the loan was extended for an additional 12 months and during September 2025, December 2025, and March 2026, the loan was extended for an additional 3 months for each period. The original loan bears an annual interest at a rate of 3 months KORIBOR and 1.149%, the extensions bear fix rate, interest payments are due on a monthly basis and the principal is due at the end of the loan term. The bank received a floating charge on the Nanox Korea’s assets.